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                                  AGREEMENT*

     THIS AGREEMENT dated this 17th day of February 1997, by and between American Axle & Manufacturing, Inc. ("AAM") and General Motors Corporation ("GM").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby mutually agree as follows:

1. Commencing thirty (30) days after the effective date of the *** agreement and on the same date of each month thereafter, GM will pay AAM the following amount:

                 ***

2. GM hereby agrees to the price increases for the 96-01 program as set forth in the December 13, 1996, letter from David C. Dauch to Thomas Liem.

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be executed on the date first set forth above.


WITNESS:                                 American Axle & Manufacturing, Inc.


/s/ Patrick S. Lancaster                 By:/s/ Richard E. Dauch
------------------------                    --------------------

                                         Title: President - C.E.O.
                                                ------------------


WITNESS:                                 General Motors Corporation

/s/ Christopher F. Dubay                 By: /s/ John Stiles
------------------------                 -------------------

                                         Title: Exec. Dir. WWP
                                                --------------

----------------
* Portions of this Exhibit 10.05 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Secruities Act of 1933, as amended. Such portions are marked by the symbol "***".